SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               CCF Holding Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]         No fee required
  [ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                        [CCF HOLDING COMPANY LETTERHEAD]













July 3, 1998

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of CCF Holding Company, (the "Company"), I cordially invite you to attend a special meeting of stockholders to be held at the Heritage Bank branch located at 440 North Jeff Davis Drive, Fayetteville, Georgia on August 4, 1998, at 4:30 p.m. The attached Notice of Special Meeting and Proxy Statement describe the formal business to be transacted at the meeting. Directors and officers of the Company will be present to respond to any questions stockholders may have.

         Our purpose in calling the meeting is to vote on an amendment to the articles of incorporation of the Company that will clarify our ability to act as a holding company for our subsidiary, Heritage Bank, regardless of the charter that Heritage Bank holds. This matter is described in the accompanying Notice of Special Meeting and Proxy Statement. The Board of Directors of the Company has determined that the amendment is in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" the amendment.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend the meeting. YOUR VOTE IS VERY IMPORTANT.

                                   Sincerely,


                                   /s/David B. Turner
                                   ---------------------------------------------
                                   David B. Turner
                                   President and Chief Executive Officer

--------------------------------------------------------------------------------
                               CCF HOLDING COMPANY
                              101 NORTH MAIN STREET
                            JONESBORO, GEORGIA 30236
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          To be Held on August 4, 1998
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Meeting") of CCF Holding Company ("the Company"), will be held in the Heritage Bank branch at 440 North Jeff Drive, Fayetteville, Georgia on August 4, 1998 at 4:30 p.m. A proxy card and a proxy statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon the following matter:

1. The approval of an amendment to Article 3 of the articles of incorporation of the Company to remove language that may require the Company to remain as a savings and loan holding company.

Execution of a proxy in the form enclosed also permits the proxy holder to vote, in their discretion, upon such other matters that may come before the Meeting. As of the date of mailing, the Board of Directors is not aware of any other matters that may come before the Meeting.

Any action may be taken on the proposal at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on June 26, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Charles S. Tucker
                                              ----------------------------------
                                              Charles S. Tucker
                                              Secretary
Jonesboro, Georgia
July 3, 1998

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               CCF HOLDING COMPANY
                              101 NORTH MAIN STREET
                            JONESBORO, GEORGIA 30236
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SPECIAL MEETING OF STOCKHOLDERS
                                 August 4, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Special Meeting of Stockholders of the Company which will be held at a branch office of the Heritage Bank (the "Bank"), the wholly owned subsidiary of the Company, located at 440 North Jeff Drive, Fayetteville, Georgia on August 4, 1998, 4:30 p.m. local time. The accompanying Notice of Meeting and this proxy statement are being first mailed to stockholders on or about July 3, 1998.

         At the Meeting,  stockholders  will consider and vote upon the approval of an amendment to the articles of incorporation of the Company to remove language that may require the Company to remain as a savings and loan holding company. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

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                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the amendment to the articles of incorporation. The proxy confers discretionary authority with respect to matters the Board does not know about a reasonable time before this solicitation on the persons named on the proxy to vote with respect to such other matters, if any, that may properly come before the Meeting or any adjournment thereof.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on June 26, 1998 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 894,700 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. Any shares for which a broker indicates on the proxy that it does not have discretionary authority (the "broker non-votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify the proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the approval of the amendment to the Articles as set forth in Proposal I, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Under the Company's Articles and Bylaws, the approval of the amendment to the Articles will be determined by a majority of votes eligible to be cast, including (a) broker non-votes and (b) proxies marked "ABSTAIN." All other matters, unless otherwise required by law, shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes or
(b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock, as well as directors and executive officers as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.


                                                                                             Percent of Shares of
                                                         Amount and Nature of                    Common Stock
Name of Beneficial Owner                                 Beneficial Ownership (1)                Outstanding
------------------------                                 ------------------------                -----------
First Financial Fund, Inc.
  One Seaport Plaza - 25th Floor
  New York, New York  10292(2)                                  129,580                              14.5%
Wellington Management Company
  75 State Street
  Boston, Massachusetts  02109(3)                               129,580                              14.5%
John Hancock Advisers, Inc.
  101 Huntington Avenue
  Boston, Massachusetts  02199(4)                                82,940                               9.3%
Jeffrey L. Gendell, et al.
  200 Park Avenue, Suite 3900
  New York, New York 10166(5)                                    74,910                               8.4%
Heritage Bank Employee Stock Ownership Plan
  101 North Main Street, Jonesboro, Georgia(6)                   79,200                               8.9%


 All directors and executive officers as a group
   (10 people)(7)                                               109,040                              11.7%

----------------------------------
(1) Adjusted to reflect a 10% stock dividend paid on January 2, 1998 except with respect to First Financial Fund, Inc. and Wellington Management Company. The Company believes the Schedules 13G filed by these owners and the other owners listed in footnotes (2) and (3) already reflect the 10% stock dividend.
(2) Based on an amended Schedule 13G filed on February 10, 1998 showing sole voting and shared dispositive power with respect to 129,580 shares.
(3) Based on an amended Schedule 13G filed on February 10, 1998 showing no voting power and shared dispositive power with respect to 129,580 shares owned by investment advisory clients of the filer. Amount shown may include some or all of the shares held by First Financial Fund, Inc.
(4) Based on an amended Schedule 13G jointly filed on February 4, 1998 with John Hancock Mutual Life Insurance Company, John Hancock Subsidiaries, Inc. and The Berkeley Financial Group showing sole voting and dispositive power by the filer with respect to 82,940 shares.
(5) Based on a Schedule 13D filed October 3, 1997 showing shared voting and dispositive power with Tontine Partners, L.P., Tontine Financial Partners, L.P., Tontine Management, L.L.C., Tontine Overseas Associates, Ltd. with respect to 51,810 shares and sole voting and dispositive power of Jeffrey
     L. Gendell with respect to 23,100 shares, for a total of 74,910.
(6) Based upon a Schedule 13G showing shared voting and dispositive power with respect to the shares so owned.
(7) Excludes 75,951 shares of Common Stock held under an employee stock ownership plan (the "ESOP") (79,200 shares minus the 3,249 shares allocated to executive officers) and 33,339 shares held in a management stock bonus plan (the "MSBP") for which Directors Kemp, Mundy, Lee and Tucker serve as members of the ESOP or MSBP Committee or Trustee Committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP trustees' fiduciary duties. Includes 37,116 shares of common stock that the individuals have the right to acquire through the exercise of options within 60 days of the Voting Record Date.

--------------------------------------------------------------------------------
               PROPOSAL I - AMENDMENT TO ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------

Article 3 and the Purpose of the Amendment

         The board of directors of the Company has adopted a resolution amending
Article 3 of the Articles.

Set forth below is Article 3 as it currently exists.

         PURPOSE; POWERS. The purpose of the Corporation is to act as a savings and loan holding company and to engage in any lawful act or activity for which corporations may be organized under the Georgia Business Corporation Code (hereinafter referred to as the "Code"). The Corporation shall have all the powers of a corporation organized under said Code.

         As it is currently written, Article 3 may require the Company to remain as a savings and loan holding company because of the unintended consequence of use of the word "and" rather than "or" in the first sentence. The Company is a financial institution holding company in the savings and loan holding company form. The Company wishes to remain as a financial institution holding company, but in the bank holding company form. For the Company, the primary difference between the two forms is that Heritage Bank would operate pursuant to a bank charter rather than a thrift charter.

         The current wording of Article 3 is not required for the Company to operate Heritage Bank in either form. However, the current wording could be interpreted so as not to allow the Company to operate as a bank holding company because federal law does not enable the Company to be both a savings and loan holding company and a bank holding company for the same financial institution. The proposed amendment would eliminate doubt about whether the Company can be a bank holding company.

         Set forth below is Article 3 as it is proposed to be amended.

         PURPOSE; POWERS. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Georgia Business Corporation Code (hereinafter referred to as the "Code"). The Corporation shall have all the powers of a corporation organized under said Code.

         The amendment would remove the words "to act as a savings and loan holding company and" from Article 3 as they are not necessary and could be interpreted as being restrictive.

         The Company wishes to obtain a commercial bank charter for Heritage Bank so that the charter of the bank will more closely match the current operations of Heritage Bank. The Company does not intend to restructure the operations of Heritage Bank materially once it becomes a commercial bank as the restructuring has already been accomplished. The application to become a commercial bank has received regulatory approval. However, at the time the charter of Heritage Bank is switched to that of a commercial bank, the Company will become a bank holding company by operation of law. The Company has applied for approval to become a bank holding company and expects that this approval will be received. The Company does not intend to restructure its operations materially after it becomes a bank holding company.

         The amendment is being proposed because it is not clear whether the current language in Article 3 will allow the Company to become a bank holding company.

Background of the Amendment and the Impact of the Amendment

         General. The primary activity of the Company is monitoring its investment in Heritage Bank. The Company does not expect to fundamentally change the operations of the Company or Heritage Bank in the future, regardless of whether the amendment to the Articles is approved.

         The Company has come to realize during the past several years that in order to remain competitive in the financial services industry, it, through Heritage Bank, must provide more services than those provided by the traditional thrift institution. During the past several years, Heritage Bank has transformed itself from a traditional thrift institution (generally offering limited passbook and other accounts and primarily offering one- to four-family residential mortgage loans) to a financial institution offering the expanded services of a commercial bank (generally also offering checking and other types of accounts and commercial and other types of loans). During this time period, Heritage Bank has grown from one full service branch with two customer service facilities into five full service branches, deposits have doubled, the loan portfolio has doubled and total assets have nearly doubled.

         Heritage Bank no longer operates as a traditional thrift but still has a thrift charter. Likewise, the Company controls an entity that is very much like a bank but the Company is not a bank holding company. Most financial institutions do not hold thrift charters and most holding companies of financial institutions are not savings and loan holding companies. The proposed amendment and change in charter would allow Heritage Bank to complete, in form, the change that has already occurred in substance.

         Company. The Company is currently regulated by the Office of Thrift Supervision of the Department of the Treasury. The Company has applied to become a bank holding company regulated by the Board of Governors of the Federal Reserve System. The Company will be chartered by the State of Georgia both before and after the proposed change in form. The principal difference will be that (1) the Company itself will be subject to capital requirements; and (2) the Company will be expected to be a "source of strength" to Heritage Bank. The capital requirements should not materially impact the Company. The second new requirement would require the Company to provide capital to Heritage Bank in the event Heritage Bank became undercapitalized. It is not expected that this requirement will have a material impact on the Company as Heritage Bank has for many years had capital levels greatly in excess of the amount required under either its current regulatory requirements or those that would result from becoming a commercial bank.

         Because of the limited operations of the Company both before and after the proposed amendment, the change in form is not expected to have a material impact on the Company or its stockholders.

         Heritage Bank. Primarily, Heritage Bank is currently regulated by the Office of Thrift Supervision of the Department of the Treasury as a federally chartered savings bank. Secondarily, Heritage Bank is regulated by the Federal Deposit Insurance Corporation. Heritage Bank has applied for and received approval to become a Georgia-chartered commercial bank primarily regulated by the Department of Banking of Georgia and secondarily regulated by the Federal Deposit Insurance Corporation. Heritage Bank has, for many years, had capital levels greatly in excess of the amount required under either its current regulatory requirements or those that would result from becoming a commercial bank. The difference between these capital levels is not significant to Heritage Bank. No change in officers, directors, employees or offices is expected as a direct result of the proposed amendment to the Articles. The level and amount of federal deposit insurance will not be affected by the proposed changes.

         Because Heritage Bank is already operated in large measure as a commercial bank, the change in charter of Heritage Bank and the change in form of the Company is not expected to have a material impact on Heritage Bank or its customers.

Stockholder Approval

         Article 3 may not be amended without the approval of the stockholders of the Company. Pursuant to the Articles, a majority of the votes eligible to be cast must be voted by stockholders, in person or by proxy, in favor of Proposal I.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE ARTICLES.

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                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company may retain a proxy solicitor to assist in the solicitation of proxies at a cost of approximately $3,000, plus reimbursement of certain incurred expenses.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than the matter described in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's annual meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 101 North Main Street, Jonesboro, Georgia 30236, no later than November 18, 1998.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Charles S. Tucker
                                              ----------------------------------
                                              Charles S. Tucker
                                              Secretary

Jonesboro, Georgia
July 3, 1998

--------------------------------------------------------------------------------
                               CCF HOLDING COMPANY

--------------------------------------------------------------------------------
                         SPECIAL MEETING OF STOCKHOLDERS
                                 August 4, 1998
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of CCF Holding Company ("Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at a special meeting of stockholders ("Meeting"), to be held at the Heritage Bank branch located at 440 North Jeff Davis Drive, Fayetteville, Georgia on August 4, 1998, at 4:30 p.m. and at any and all adjournments thereof, in the following manner:





                                                        FOR    AGAINST   ABSTAIN
                                                        ---    -------   -------

1.   The approval of an amendment to Article 3 of
     the articles of  incorporation of the Company
     to remove language that may require the
     Company to remain as a savings and loan
     holding company.                                   |_|      |_|       |_|



In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" the listed proposition.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Special Meeting of Stockholders and a proxy statement dated July 3, 1998.



Dated:                       , 1998
        ---------------------


-----------------------------------------------      ---------------------------
SIGNATURE OF STOCKHOLDER                             SIGNATURE OF STOCKHOLDER



-----------------------------------------------      ---------------------------
PRINT NAME OF STOCKHOLDER                            PRINT NAME OF STOCKHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE  COMPLETE,  DATE,  SIGN,  AND MAIL THIS PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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